UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2005

CORAUTUS GENETICS INC.
(Exact Name Of Registrant As Specified In Charter)

Delaware	0-27264	33-0687976
(State of Incorporation)

(Commission File No.)

(I.R.S. Employer Identification No.)

75 Fifth Street, NW
Suite 313
Atlanta, Georgia 30308
(Address of principal executive offices, including zip code)

(404) 526-6200
(Registrant’s telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Item 2.02.	Results of Operations and Financial Condition.

        On November 10, 2005, Corautus Genetics Inc. (“Corautus”) announced its financial results for the fiscal quarter ended September 30, 2005 and certain other information.  A copy of Corautus’ press release announcing such financial results and other information is attached as Exhibit 99.1 hereto and incorporated herein by reference.

        The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01.	Financial Statement and Exhibits

          (c)     Exhibits

Exhibit No.		Description

99.1	–	Press Release dated November 10, 2005

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORAUTUS GENETICS INC.
(Registrant)

Date: November 10, 2005	/s/ JACK W. CALLICUTT

Jack W. Callicutt
Vice President - Finance and Administration
Chief Accounting Officer

Exhibit Index

Exhibit No.		Description

99.1	–	Press Release dated November 10, 2005